UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)
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Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11766 Wilshire Blvd., Suite 1670
Los Angeles, California 90025
(Address of principal executive offices)

Registrant’s telephone number, including area code: (866) 722-6257

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Pacific Oak Strategic Opportunity REIT, Inc. (the “Company”) is externally advised by Pacific Oak Capital Advisors, LLC (the “Advisor”). The Advisor manages the Company’s day-to-day operations and its portfolio of investments, except for the Company’s residential home portfolio. Investment management of the Company’s residential home portfolio, held through its subsidiary Pacific Oak Residential Trust, Inc. (“PORT”), is provided by Pacific Oak Residential Advisors, LLC (“PORA”). Property management of the Company’s residential home portfolio held through PORT is managed by DMH Realty, LLC (“DMH Realty”). PORA and DMH Realty are wholly owned by Pacific Oak Residential, Inc. (“PORI”) which, prior to December 19, 2024, was wholly owned by BPT Holdings LLC (“BPT”), an affiliate of the Advisor. On December 19, 2024, BPT sold all of the equity interests in PORI to Residential Homes For Rent LLC (d/b/a Second Avenue), a Tampa-based full-service single-family rental platform. In connection with the sale, PORT amended the advisory agreement with PORA to extend the term through December 19, 2026 (with one-year renewals available upon the agreement of both parties thereafter) and amended the property management agreement with DMH Realty to amend the term through December 19, 2026 (with automatic one-year renewals thereafter). Other ministerial changes and clarifications were also made in the amendments. In addition, on December 19, 2024, the Company and the Advisor amended the advisory agreement between the Company and the Advisor to no longer refer to PORA as an affiliate of the Advisor.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.

Dated: December 19, 2024	BY:	/s/ Michael A. Bender
Michael A. Bender
Chief Financial Officer, Treasurer and Secretary